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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                (Amendment No. 1 to Form 8-K filed April 8, 2004)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                         APRIL 15, 2004 (APRIL 8, 2004)

                          MISSION RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     000-09498                 76-0437769
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

                                   1331 LAMAR
                                   SUITE 1455
                            HOUSTON, TEXAS 77010-3039
              (Address and Zip Code of Principal Executive Offices)

                                 (713) 495-3000
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

         On April 8, 2004, Mission Resources Corporation (the "Company") issued a press release, pursuant to Rule 135c under the Securities Act of 1933, announcing that it has completed its private offering of $130 million of 9 7/8% Senior Notes due 2011. A copy of this press release is being filed as Exhibit
99.1 to this report and is incorporated herein by reference.

         On April 8, 2004, the Company issued a second press release announcing that it has entered into a new senior secured revolving credit facility with a syndicate of lenders led by Wells Fargo Bank, N.A., and has also entered into a new second lien term loan with a group of lenders arranged by Guggenheim Corporate Funding, LLC. A copy of this press release is being filed as Exhibit
99.2 to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  4.1 Purchase Agreement dated April 1, 2004, among the Company, the Guarantors named therein and the Initial Purchasers named therein relating to the Company's 9 7/8% Senior Notes due 2011.

                  4.2 Indenture dated as of April 8, 2004, among the Company, the Guarantors named therein and The Bank of New York, as Trustee, relating to the Company's 9 7/8% Senior Notes due 2011.

                  4.3 Exchange and Registration Rights Agreement dated as of April 8, 2004, among the Company, the Guarantors named therein and the Initial Purchasers named therein relating to the Company's 9 7/8% Senior Notes due 2011.

                  10.1 Credit Agreement dated as of April 8, 2004, among the Company, as Borrower, Wells Fargo Bank, National Association, as Lead Arranger and Administrative Agent, and the Lenders signatory thereto.

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                  10.2     Term Loan Agreement dated as of April 8, 2004, among
                           the Company, as Borrower, Guggenheim Corporate Funding, LLC, as Collateral Agent, and the Lenders signatory thereto.

                  10.3 Intercreditor Agreement dated as of April 8, 2004, by and between the Company, the Company's Subsidiaries, Wells Fargo Bank, National Association and Guggenheim Corporate Funding LLC.

                  99.1     Press Release (incorporated by reference to Exhibit
                           99.1 to the Company's Current Report on Form 8-K filed with the Commission on April 8, 2004).

                  99.2     Press Release (incorporated by reference to Exhibit
                           99.2 to the Company's Current Report on Form 8-K filed with the Commission on April 8, 2004).

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MISSION RESOURCES CORPORATION

Date: April 15, 2004                      By:    /s/ Ann Kaesermann
                                              ----------------------------
                                          Name:   Ann Kaesermann
                                          Title:  Vice President Accounting and

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                               INDEX TO EXHIBITS

Exhibits.         Description
---------         -----------
4.1               Purchase Agreement dated April 1, 2004, among the Company, the
                  Guarantors named therein and the Initial Purchasers named
                  therein relating to the Company's 9 7/8% Senior Notes due
                  2011.

4.2 Indenture dated as of April 8, 2004, among the Company, the Guarantors named therein and The Bank of New York, as Trustee, relating to the Company's 9 7/8% Senior Notes due 2011.

4.3               Exchange and Registration Rights Agreement dated as of April
                  8, 2004, among the Company, the Guarantors named therein and the Initial Purchasers named therein relating to the Company's
                  9 7/8% Senior Notes due 2011.

10.1 Credit Agreement dated as of April 8, 2004, among the Company, as Borrower, Wells Fargo Bank, National Association, as Lead
                  Arranger and Administrative Agent, and the Lenders signatory thereto.

10.2              Term Loan Agreement dated as of April 8, 2004, among the
                  Company, as Borrower, Guggenheim Corporate Funding, LLC, as
                  Collateral Agent, and the Lenders signatory thereto.

10.3 Intercreditor Agreement dated as of April 8, 2004, by and between the Company, the Company's Subsidiaries, Wells Fargo
                  Bank, National Association and Guggenheim Corporate Funding
                  LLC.

99.1 Press Release (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the Commission on April 8, 2004).

99.2 Press Release (incorporated by reference to Exhibit 99.2 to the Company's Current Report on Form 8-K filed with the Commission on April 8, 2004).